Exhibit 99.2

ENSTAR INCOME/GROWTH PROGRAM FIVE-B, L.P.

12405 Powerscourt Drive

St. Louis, MO 63131

CERTIFICATION OF SENIOR VICE PRESIDENT AND CORPORATE CONTROLLER (PRINCIPAL ACCOUNTING OFFICER AND PRINCIPAL FINANCIAL OFFICER OF PARTNERSHIP AFFAIRS) REGARDING PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

I, Paul E. Martin, the Senior Vice President and Corporate Controller (Principal Accounting Officer and Principal Financial Officer of Partnership Affairs) in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2002 (the "Report") filed with the Securities and Exchange Commission:

    fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and
    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul E. Martin

Paul E. Martin

Senior Vice President and Corporate Controller

(Principal Accounting Officer and Principal

Financial Officer of Partnership Affairs)

August 14, 2002